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                       Supplement dated December 12, 2003
                         to Prospectus dated May 1, 2003
                                       for
                       JEFFERSON PILOT VARIABLE FUND, INC.

This supplement updates certain information contained in the prospectus and, to the extent inconsistent, it supersedes it. You should attach this supplement to the prospectus and retain it with the prospectus for future reference.

Effective December 12, 2003, Mellon Capital Management Corporation shall replace Barclays Global Fund Advisers as sub-adviser to the S&P 500 Index Portfolio. Accordingly, the second full paragraph on page 36 of the prospectus shall be deleted and replaced by the following:

     Mellon Capital Management Corporation (Mellon Capital), 595 Market Street, Suite 3000, San Francisco, California 94105, is Sub-Adviser to the S&P 500 Index Portfolio (effective December 12, 2003). Barclays Global Fund Advisors served as sub-adviser to the S&P 500 Index Portfolio until December 11, 2003. Mellon Capital is a leading innovator in the investment industry, and manages global, quantitative-based investment strategies for institutional and private investors. As of September 30, 2003, Mellon Capital has assets under management totaling $100.1 billion (AUM includes assets managed in overlay strategies and securities lending pools, and may include assets managed by Mellon officers as dual officers of Mellon Bank and Dreyfus Corp.) Mellon employs a team of portfolio managers, investment strategists, and other investment specialists.

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                       Supplement dated December 12, 2003
            to Statement of Additional Information dated May 1, 2003
                                       for
                       JEFFERSON PILOT VARIABLE FUND, INC.

This supplement updates certain information contained in the Statement of Additional Information (SAI) and, to the extent inconsistent, it supersedes it. You should attach this supplement to the SAI and retain it with the SAI for future reference.

References to "Barclays Global Fund Advisors" on pages S-12, and S-38 shall be deleted and replaced with "Mellon Capital Management Corporation." In addition, the footnote below the fee table on page S-39 of the SAI shall be deleted and replaced with the following:

     Pursuant to its Sub-Advisory Agreement with Mellon Capital Management Corporation, Jefferson Pilot Investment Advisory is committed to pay Mellon a minimum annual fee of $100,000.

Add after the sentence beginning with "On February 7, 2000. . ." in the last paragraph on page S-40 the following:

     On April 28, 2000, the Investment Management Agreement was first approved with respect to the S&P 500 Index Portfolio by the Fund's Board of Directors in connection with the creation of the S&P 500 Index Portfolio.

Add to the last paragraph on page S-40 the following:

     On October 30, 2003, the Fund's Board of Directors approved a new Sub-Advisory Agreement with Mellon Capital Management Corporation relating to the S&P 500 Index Portfolio, as a result of Barclays' resignation effective December 12, 2003. On December 10, 2003, the new Sub-Advisory Agreement between Jefferson Pilot Investment Advisory Corporation and Mellon Capital Management Corporation was approved by the shareholders of the S&P 500 Index Portfolio at a special meeting.

Add after the second paragraph on page S-45 the following:

     The Board approved a Sub-Advisory Agreement with Mellon Capital with respect to the S&P 500 Index Portfolio at a meeting held on October 30, 2003. In determining to approve this agreement, the Directors considered information provided by Mellon Capital as well as information and analysis provided by the Adviser. Specifically, the types of information considered by the Directors in determining that approval of the sub-advisory agreement was in the best interests of the Fund and its shareholders were as follows:
     (i) personnel and methods of operation, including any significant changes to personnel (ii) long-term and short-term investment performance, including a comparison with appropriate indices and with comparable funds managed by others, (iii) level of fees with comparison to other comparable funds, (iv) the financial condition of the sub-adviser, and (v) any conflicts of interest or ethical violations. Mellon also provided information describing its investment processes and the security selection criteria to be employed in managing the Portfolio. Mellon Capital's investment performance for other comparable funds was reasonable in comparison to the benchmark. Mellon Capital agreed to receive the same fee that the prior sub-adviser, Barclays, was receiving under the prior agreement. The fees of Mellon Capital were determined to be reasonable in relation to the fees of other funds having similar investment objectives. Mellon Capital disclosed no material conflicts of interest or ethical violations which raised any concern. Mellon Capital provided its Code of Ethics to the Board.

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     The Directors were provided with information regarding the subadvisers'
     brokerage policies and method and basis for selecting and evaluating the brokers and dealers used, and determined that the policies and methods were reasonable.